                                  Washington, D. C. 20549

                                          FORM 8-K

                                       CURRENT REPORT

                          Pursuant to Section 13 or 15 (d) of the
                              Securities Exchange Act of 1934

                                        December 7, 2001
                      Date of Report (date of earliest event reported)

                                  COGNIGEN NETWORKS, INC.
                       (Exact name of registrant as specified in its charter)

     Colorado                      0-11730                   84-1089377
    (State or other            (Commission File No.)          I.R.S. Employer
    jurisdiction of                                        (Identification No.)
     incorporation)

    7001 Seaview Avenue, N.W., Suite 210, Seattle,
                     Washington                          98117
        (Address of principal executive offices)                 (Zip Code)

                                  (206) 297-6151
                       (Registrant's telephone number, including
                                       area code)

Item 5.  Other Events.

      On December 7, 2001,  we closed a  transaction  in which we  purchased,  or  redeemed,
2,712,500  shares of our common stock from the Anderson  Family Trust.  The Anderson  Family
Trust delivered shares from those owned by Cognigen  Corporation,  a company 98.9 % owned by the Anderson Family Trust, to satisfy its obligation  pursuant to the transaction.  Kevin E.
Anderson  and members of his family are the  beneficiaries  of the  Anderson  Family  Trust.
Kevin E. Anderson may be deemed to beneficially  own the shares of the common stock owned by the Anderson Family Trust.

      As consideration for the share purchase, among other consideration,  we transferred to
Cantara Communications  Corporation, an affiliate of Kevin E. Anderson, the rights to become the up-line  for our current  accounts  and  thereby be  entitled to  commissions,  fees and bonuses on our  current  customer  accounts,  with a  commission  not to exceed  12%,  which commission  is limited by various caps for the first 12 months.  In  addition,  as a part of the transaction,  our agreement with Kevin E. Anderson  Consulting,  Inc., pursuant to which we paid  Kevin E.  Anderson  Consulting,  Inc.  consulting  fees of $14,583  per month,  was cancelled,  and Kevin E.  Anderson  was  retained  for 24 months from January 1, 2002 at the rate of $1,000.00 per month to provide up to 20 hours  telecommuting  consulting services to us per month.

Item 7.  Financial Statements and Exhibits.

      (a)   Financial Statements of Business Acquired.

            None

      (b)   Pro Forma Financial Information.

            None

      (c)   Exhibits.

            Exhibit  10.1  Stock  Redemption  Agreement  dated  November  30,  2001  between
                  Cognigen   Networks,    Inc.,   the   Anderson   Family   Trust,   Cantara
                  Communications  Corporation,  Kevin E. Anderson Consulting,  Inc. (without
                  Exhibits A and B).

                                         SIGNATURES

      Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant has duly  caused  this report to be signed on its behalf by the  undersigned  hereunto  duly authorized.

Dated:  December 18, 2001           COGNIGEN NETWORKS, INC.

                                    By: /s/ David L. Jackson
                                           David L. Jackson
                                           Senior Vice President of Corporate and
                                           Public Affairs and Secretary

                                                                                EXHIBIT 10.1

                               STOCK REDEMPTION AGREEMENT

                                 STOCK REDEMPTION AGREEMENT

      THIS STOCK REDEMPTION  AGREEMENT  ("Agreement") is made and entered into this 30th day
of  November,   2001,  by  and  among  Cognigen  Networks,   Inc.,  a  Colorado  corporation
("Company"), and the Anderson Family Trust, ("Selling Shareholder"),  Cantara Communications
Corporation, a Nevada corporation ("Cantara") and Kevin E. Anderson Consulting, Inc.

      WHEREAS,  the Anderson Family Trust owns 3,871,558 of the outstanding shares of common stock of the Company and wholly owns Cantara;

      WHEREAS, Kevin E. Anderson wholly owns Kevin E. Anderson Consulting, Inc.; and

      WHEREAS,  the  Selling  Shareholder  desires to sell to the Company  2,712,500  shares
("Sale  Shares")  and the  Company  wishes to  purchase  and redeem the Sale Shares from the
Selling Shareholder, all pursuant to the terms of this Agreement.

      NOW,  THEREFORE,  in  consideration of the premises,  the respective  covenants of the parties to this Agreement hereinafter set forth, and other good and valuable  consideration, the receipt and sufficiency of which are hereby acknowledged,  the parties to this Agreement hereby agree as follows:

                            Purchase and Sale of the Sale Shares

1.1.  Purchase  and Sale of the Sale  Shares.  Selling  Shareholder  hereby  agrees to sell, assign and  transfer  to the  Company  the Sale  Shares  and the  Company  hereby  agrees to purchase,  redeem and acquire  such Sale Shares from Selling  Shareholder,  all on the terms and subject to the  conditions  set forth in this  Agreement.  Such  purchase and sale shall take place at the closing on the Closing Date.

1.2.  The  Consideration  for the Sale Shares.  The consideration to be given by the Company to Selling  Shareholder for the Sale Shares shall be effective January 1, 2002, and shall be as follows:

            (a)   transfer to  Cantara,  in  Cantara's  capacity  as an  independent  agent, rights  to the  revenue,  as stated  herein,  as  received  by the  Company,  from the
      Company's "Current Customer  Accounts" set forth in Exhibit A, incorporated  herein by reference,  which arc the Current Customer Accounts that exist as of, January 1, 2002, that  resulted  from sales to  customers  of  telecommunications  services and related technology products generated through the Company's  multi-level marketing program, as identified  in the Cognigen  Power Plan,  that (1)  originated  through the Company on behalf of third party  vendors;  (2)  originated  for the  Company's  own account as a carrier;  (3)  originated  directly  through  the  Company's  Internet  websites;  (4)
      originated through the efforts of the Company's independent subagents;  (5) originated from  proprietary  interests  in the  individual  accounts  as in the case of  carrier accounts  belonging to Cognigen Switching  Technologies,  a subsidiary of the Company;
      (6) originated from the contractual  right to earn commissions from other resellers or carriers  for  recurring  usage  revenue  generated  by the  long  distance  telephone customers;  or (7) originated from one-time  commissions for sales of select services;
      provided that excluded from "Current Customer  Accounts" are (1) any and all agents or customers resulting from,  categorized as belonging to or being a part of an "affinity group" (defined as any or all groups of customers  generated  through,  acquired by or merged into the Company  through the  efforts of any  director,  officer,  employee or consultant  of the  Company  acting on behalf  of the  Company  and not as part of the
      Company's  multi-level  marketing  program of upline and downline  agents) sold by any party  other  than  Cantara or its  eligible  downline;  and (2) any of the  Company's accounts  that,  or agents who,  are not  identified  and set forth by Cantara on said
      Exhibit A, all of which shall inure to the benefit of the Company and not Cantara;

            (b)   transfer,  assign and pay Cantara a base commission,  fees and bonuses not to exceed 12% on all Current Customer  Accounts,  commensurate with the Cognigen Power
      Plan  position  of RVP,  from  which the  Company  derives  or has the right to derive override commissions,  fees, bonuses and other consideration the Company has the right to receive as the master  agent,  reseller  or carrier or on which the Company has the obligation to pay commissions,  fees or bonuses to the Company's subagents,  including
      Cantara's "downline" agents,  provided however, such commissions,  fees or bonuses are received by the Company and are a designated  portion of and reduce the "not to exceed
      12%" base  commission  payable to Cantara;  in the event any such  Cantara  "downline"
      agents  fail,  initially  or from time to time,  to meet the minimum  requirements  to qualify for payment of commissions,  fees or bonuses,  said agents' "unearned" payment thereon shall be  designated  as "breakage"  that inures to the benefit of the Company and not to Cantara;

            (c)   pay Cantara a base  commission,  fees and bonuses not to exceed 12% on all new accounts  that are  generated  after the date of closing by Cantara,  commensurate with the Cognigen  Power Plan position of RVP,  from which the Company  derives or has the right to derive override  commissions,  fees, bonuses and other  consideration the
      Company  has the right to receive as the master  agent,  reseller or cater or on which the Company has the  obligation to pay  commissions,  fees or bonuses to the Company's subagents,  including Cantara's "downline" agents, provided however, such commissions, fees or bonuses  are  received  by the  Company  and are a  designated  portion of and reduce the "not to exceed 12%" base  commission  payable to Cantara;  in the event any such  Cantara  "downline"  agents fail,  initially  or from time to time,  to meet the minimum  requirements  to qualify for payment of  commissions,  fees or bonuses,  said agents'  "unearned"  payment  thereon shall be designated as "breakage" that inures to the benefit of the Company and not to Cantara;

            (d)   to distinguish  Cantara's unique  relationship to the Company's  marketing organization,  no other  individual  or entity shall be elevated  to,  supercede or be place in a position  higher  than or  equivalent  to that of  Cantara in the  Cognigen
      Power  Plan  for  marketing;  a copy  of the  Cognigen  Power  Plan  is  attached  and incorporated  herein as Exhibit B; and the  Cognigen  Power Plan shall not be modified or changed by the  Company  that would  directly  affect the  compensation  payable to
      Cantara, without the prior written consent of Cantara;

            (e)   permit Cantara to participate in the Company's  enhanced  override program of the  Cognigen  Power Plan,  (for  Company  agents who joined the  Company  prior to
      September  15,  1998,  "grandfather  program"),   providing  first  and  second  level
      overrides  that are higher  than 1% provided in the  Company's  standard  compensation plan in situations  where such override will not cause  Cantara's  total  compensation paid on any account to exceed said 12%;  Company agents who are presently  first level will be transferred as first level downline agents of Cantara; and

            (f)   from time to time  agents who have signed up to  represent  the Company in its multi-level  marketing  program of uplines and downlines,  directly or indirectly,
      (1) decide to terminate their agent status for personal reasons;  (2) fail to generate business on behalf of the Company  beyond a reasonable  time and their agent status is terminated;  or (3) are  terminated  by the Company for improper  acts or bad business practices.  Once the  relationship  of the agent with the Company is terminated,  said agent shall have a status of "free agency"  without  binding  obligations to or claims of said agent's former upline.  Circumstances  may change from time to time and former agents may be motivated or simply elect to join the Company,  again, as an agent in or through a downline  that is different  from that in which said agent was  initially or the  former  agent may have  formed or  developed  a  multi-level  marketing  downline through a program initiated by a third-party and elect to join the Company,  again, as an agent with an  existing  downline  or via an affinity  group  directly  through the
      Company.  These agents shall not be considered agents in Cantara's  downline.  In this manner the Company may create a healthy competition  between the respective  marketing approaches available.

1.3.  Additional  Consideration.  In  addition to The  Consideration  for the Sale Shares by
the  Company  to  Seller  stated   above,   the  parties  agree  to  provide  the  following
consideration:

            the  Company  shall  designate  Cantara as the  National  Agency to  distinguish
      Cantara's unique relationship to the Company's marketing organization;

            Cantara  agrees to provide,  at its own cost,  personnel  for required  downline agent support for Cantara's  organization;  thereby only  requesting  support from the
      Company  for issues that cannot be  resolved  by Cantara or  Cantara's  affiliates  or contractors;

            Kevin E. Anderson  Consulting,  Inc.,  agrees to, effective on, January 1, 2002, bilaterally  terminate  its  consulting  agreement  with the  Company,  assumed in the original  acquisition  transaction  dated  August 20, 1999,  for the  remainder of the contract term that was payable at $175,000 per year;

            the  Company  agrees to retain the  services  of Kevin E.  Anderson  Consulting,
      Inc.,  for 24 months  from  January 1, 2002,  for $1,000 per month to provide up to 20 hours telecommuting consulting services to the Company per month;

            Kevin E. Anderson  Consulting,  Inc., agrees to remain available for consultancy engagements  with the Company at the rate of $75.00 per hour beyond the  scheduled  20 hours telecommuting consulting services to the Company per month;

            subject to approval by the Company's  insurance  carrier(s),  the Company agrees
      to  provide  to  Cantara's  employees,   at  Cantara's  expense,  the  opportunity  to
      participate in such life, health and hospitalization  insurance program made available to the Company's employees; and

            Cantara agrees that the  commissions,  fees and bonuses payable during the first twelve (12) months of this Agreement shall have a Scheduled Cap Amount;  that prior to this Agreement,  Kevin E. Anderson  Consulting,  Inc.,  received  certain funds in the amount of $30,378  that were owed to but not  transferred  to the  Company's  account, therefore,  a "Debt  Payment"  should be deducted from the  "Scheduled  Cap Amount" as stated below;  and that the difference  between the "Net Capped Amount" stated and the actual  commissions,  fees and bonuses earned by Cantara shall not be considered to be deferred compensation or a debt payable to Cantara:

                           SCHEDULED     REPAYMENT   NET CAPPED   MO. INCREASE
    MONTH       YEAR    CAP AMOUNT   DEBT TO CO.       AMOUNT     TO COMPANY

      January     2002       $44,584                   $ 44,584       $ 30,000
      February    2002        32,000                     32,000         17,416
      March       2002        34,000        $2,378       31,622         17,038
      April       2002        36,000         4,000       32,000          17416
      May         2002        38,000         4,000       34,000         19,416
      June        2002        40,000         4,000       36,000         21,416
      July        2002        42,000         4,000       38,000         23,416
      August      2002        45,000         4,000       41,000         26,416
      September   2002        45,000         4,000       41,000         26,416
      October     2002        45,000         4,000       41,000         26,416
                                           -------
      November    2002        45,000       $30,378       45,000         30,416
      December    2002        45,000                     45,000         30,416

                              Representations and Warranties

      2.1 Representations  and  Warranties  of  Selling  Shareholder  to  Company.  As  an
      inducement to the Company and to complete the purchase,  acquisition  and  redemption of the
      Sale  Shares  pursuant to this  Agreement,  the  Selling  Shareholder,  Cantara and Kevin E.
      Anderson Consulting, Inc., hereby represent and warrant to the Company as follows:

            proper  corporate  action has been taken by the Selling  Shareholder and Cantara to authorize the  execution,  delivery and  implementation  of this  Agreement and the purchase, acquisition and redemption of the Sale Shares to the Company;

            Selling  Shareholder is the legal owner of and has the authority to transfer and deliver said 2,712,500 Sale Shares as stated in the first and third preamble above;

            all 2,712,500  Sale Shares will be  transferred to the Company free and clear of any  liens,  encumbrances,  agreements  or other  restrictions  of any kind or nature, except, the fact that the certificates have a restrictive legend affixed thereon;

            Selling Shareholder has full power,  capacity and authority to transfer,  assign and deliver all of said 2,712,500 Sale Shares to the Company;

            the Selling  Shareholder  is aware that the Company has filed certain  documents with the U.S.  Securities and Exchange  Commission  including an Annual Report on Form
      10-KSB on October  10,  2001,  a Current  Report on Form 8-K on October  17,  2001 and
      Amended  Annual  Reports on Form  10-KSB on October  29, 2001 and on November 7, 2001,
      and a Quarterly  Report on Form 10-QSB on November 14, 2001.  These documents  contain information that is material to the Company and its business,  financial condition and results of operations and can be viewed at the  Securities  and Exchange  Commission's website atwww.sec.gov.Selling Shareholder  agrees that it has been given access to full and complete  information  regarding  the Company and has utilized such access to Selling  Shareholder's  satisfaction.  Selling Shareholder has either attended or been given reasonable  opportunity to attend a meeting with  representatives of the
      Company for  the  purpose  of  asking   questions  of,  and  receiving   answers  from,
      such representatives  concerning the terms and conditions of the purchase, acquisition and redemption of the Sale Shares and to obtain any additional information, to the extent reasonably  available,  necessary to verify the accuracy of information regarding the Company; and

            Selling  Shareholder  acknowledges  that Selling  Shareholder has such knowledge and  experience  in  financial  and  business  matters to make an informed  investment decision based upon: the  information  set forth in the documents filed by the Company with the Securities and Exchange Commission,  the Selling  Shareholder's  knowledge of the  business  and  affairs of the  Company  and such  additional  information  as the
      Selling  Shareholder  may have  requested and has received from the Company,  and from the independent inquiries and investigations undertaken by the Selling Shareholder.

      2.2 Representations  and  Warranties  of the Company to Selling  Shareholder.  As an
inducement to the Selling Shareholder,  Cantara and Kevin E. Anderson  Consulting,  Inc., to
enter into this  Agreement and to complete the purchase,  acquisition  and redemption of the
2,712,500 Sale Shares to Company on the terms  contemplated by this  Agreement,  the Company represents  and  warrants  to  the  Selling  Shareholder,  Cantara  and  Kevin  E.  Anderson
Consulting, Inc., as follows:

            proper  corporate  action has been taken by the Board of Directors of Company to authorize  the  execution,  delivery  and  implementation  of this  Agreement  and the purchase,  acquisition and redemption of the Sale Shares from the Selling Shareholder;
      and

            the purchase,  acquisition  and  redemption of the 2,712,500  Sale Shares on the terms  contemplated by this Agreement comply with all requirements of applicable state corporate laws.

      2.3Modification  or Termination  of  Compensation.  In the event,  and at any time,
(1) that Company's  compensation  to its agents is reduced in any way that directly  affects the  compensation  payable to Cantara,  or (2) that the control of the Company  changes as a result of a merger,  sale of assets or  transfer  of stock or in the event,  and at any time that the Company is subject to  reorganization,  bankruptcy or other legal  proceeding  that directly  affects the  compensation  payable to Cantara under this Agreement,  Cantara shall have the unlimited and  unqualified  right to  re-solicit  the customer  accounts upon which
Cantara receives  commissions,  fees and bonuses and that Cantara or its downline have sold, and to place such customer  accounts with another  vendor,  if such changes  directly affect the  compensation  payable paid to Cantara.  This right of Cantara shall extend and apply to all Current Customer Accounts set forth in Exhibit A.

      2.4 Closing.

         General Procedure.  At the closing,  each party shall deliver to the other party such documents,  instruments  and materials as may be reasonably  required in order to effectuate  the intent  and  provisions  of this  Agreement,  and all such  documents, instruments  and materials  shall be satisfactory in form and substance to counsel for the other parties.

         Time and  Place.  The  closing  shall  take  place in the  offices  of  Dorsey &
      Whitney  LLP, at 10:00 a.m.,  on December  1, 2001 (the  "Closing  Date"),  or at such other time and place as shall be mutually acceptable to the parties of this Agreement.

         Delivery  of  Closing  Documents.  At the  closing,  Selling  Shareholder  shall deliver to the Company certificate(s)  representing the Sale Shares, duly endorsed (or accompanied by duly executed stock powers) for transfer to the Company.

      2.5 Conditions to Obligations of Selling  Shareholder  and Company.  The obligations of the Selling  Shareholder and of Company  hereunder to complete the transactions  required of such  entities on the Closing  Date on the terms set forth in this  Agreement  is, at the option of the Selling Shareholder and of Company,  subject to the satisfaction (or waiver by such  Selling  Shareholder  or by  Company,  as the  case  may be) of each of the  following conditions:

            the  representations  and warranties  made by each party to this Agreement shall be correct in all material  respects on and as of the Closing Date with the same force and effect as though such  representations and warranties had been made on the Closing
      Date; and

            each party to this  Agreement  shall have  delivered  each of the closing  items necessary to effectuate the intent and provisions of this Agreement.

                                    Miscellaneous

      3.1 Binding  Effect.  This Agreement  shall be binding upon and inure to the benefit of and be enforceable against the parties hereto and their respective successors.

      3.2 Governing  Law.  This shall in all  respects be governed  by, and  enforced  and interpreted  in  accordance  with,  the laws of the State of  Washington  without  regard to conflicts of law principles.

      3.3 Notices. All notices, consents,  requests,  instructions or other communications provided for herein shall be in writing and shall be deemed validly  given,  made and served when (a) delivered  personally,  (b) sent by certified or registered mail,  postage prepaid,
(c) sent by  reputable  overnight  delivery  service,  or (d) sent by  telephonic  facsimile transmission and, pending the designation of another address, addressed as follows:

            If to the Company:             Cognigen Networks, Inc.
                                           Attn:  Darrell H. Hughes
                                           7001 Seaview Avenue, N.W.
                                           Suite 210
                                           Seattle, WA  98117

                  with a copy to:          Dorsey & Whitney LLP
                                           Attn:  Thomas S. Smith, Esq.
                                           370 Seventeenth Street
                                           Suite 4700
                                           Denver, CO  80202

            If to Selling Shareholder or   Peter Tilyou, Trustee
            Cantara Communications         2608 Second Avenue, #108
            Corporation:                   Seattle, WA  98121

            Kevin E. Anderson Consulting,  Kevin E. Anderson
            Inc.:                          609 W. Washington, No. 1155
                                           Sequim, WA  98328

      3.4 Entire  Agreement  and  Counterparts.  This  Agreement  sets  forth  the  entire agreement  among the parties to this  Agreement  relating to the purchase,  acquisition  and redemption  and sale of the Sale Shares,  superseding in all respects any and all prior oral or  written  agreements  or  understandings  between  them  pertaining  to the  transactions contemplated  by this  Agreement.  This  Agreement  shall be  amended  or  modified  only by written  instrument signed by the parties to this Agreement.  This Agreement may be executed in  counterparts,  each of  which  shall be  deemed  an  original  and all of  which,  taken together, shall constitute one agreement.

      3.5 Headings.  Section and article  headings  used in this  Agreement  have no legal significance and are used solely for convenience of reference.

      3.6 Assignment.  This  Agreement  shall not be  assignable,  in whole or in part, by any party hereto without the written consent of all other parties hereto.

      3.7 Publicity.  All notices to third  parties  relating to the matters  contemplated by this Agreement shall be jointly planned and coordinated among the parties.

      IN WITNESS WHEREOF, Selling Shareholder,  Cantara, Kevin E. Anderson Consulting, Inc.,
and the  Company  have  executed  this  Agreement  as of the  date set  forth  in the  first paragraph.

                                 Cognigen Networks, Inc.

                                  /s/ Darrell H. Hughes
                                    Darrell H. Hughes, President

                                 Anderson Family Trust

                                  /s/ Peter Tilyou
                                    Peter Tilyou, Trustee

                                 Cantara Communications Corporation

                                 /s/ Peter Tilyou
                                    Authorized Officer

                                 Kevin E. Anderson Consulting, Inc.

                                 /s/ Kevin E. Anderson
                                    Kevin E. Anderson